UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

JFB CONSTRUCTION HOLDINGS

(Exact name of registrant as specified in its charter)

Nevada	001-42538	99-2549040
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

1300 S. Dixie Highway, Suite B

Lantana, FL 33462

(Address of principal executive offices, including zip code)

561-582-9840

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	JFB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On September [22], 2025, the Board of Directors (the “Board”) of JFB Construction Holdings (the “Company”) appointed Bill Dyer to serve as Chief Operating Officer of the Company, effective as of September [22], 2025.

Mr. Dyer has over 30 years of significant and progressive experience in the development and construction industry, coupled with a strong foundation in real estate development, civil engineering, and general contracting. Previously, he had been involved in 5 real estate and construction industry holding positions including Owner, Vice President, and Senior Vice President. From 2019 through 2025, Mr. Dyer was the Senior Vice President for Pace Properties, Inc., a Commercial Real Estate company. From 2009 to 2011, he was Owner for Dyer Engineering, Inc., a company involved in Civil Contracting and Underground Utility Construction. From 2005 to 2009, he was Vice President of Phoenix Realty Advisors, Inc., a Real Estate Development company that focused on company owner development projects.

In connection with his appointment as Chief Operating Officer, on September 22, 2025, Mr. Dyer entered into an employment agreement with the Company (the “Employment Agreement”). Pursuant to the Employment Agreement, the Company agreed to pay Mr. Dyer an annual base salary of $275,000 per year, stock options and an annual bonus of $25,000 for meeting certain targets for the fiscal year 2025.

The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated herein by reference as if fully set forth herein.

There are no arrangements or understandings between Mr. Dyer and any other person pursuant to which he was appointed as Chief Operating Officer of the Company. There are no family relationships between Mr. Dyer and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated September 22, 2025, between JFB Construction Holdings and William Dyer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JFB CONSTRUCTION HOLDINGS

Date: September 25, 2025	By:	/s/ Joseph F. Basile, III
Joseph F. Basile, III Chief Executive Officer